Exhibit 99.1

1 Supplemental Investor Information March 2022

2 Important Information As previously announced, on March 21, 2022, as contemplated by that certain Agreement and Plan of Merger, dated September 13, 2021 (the “Merger Agreement”), by and among Motive Capital Corp, a Cayman Islands exempted company (“Motive”), FGI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Motive (“Merger Sub”), and Forge Global, Inc., a Delaware corporation (“Forge Global”), Motive changed its jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”), changing its name to “Forge Global Holdings, Inc.” (the “Company”), and following the Domestication, as contemplated by the Merger Agreement, Merger Sub merged with and into Forge Global, with Forge Global surviving the merger as a wholly owned subsidiary of the Company (together with the Domestication, the “Business Combination”). On March 25, 2022, the Company filed a Current Report on Form 8-K (the “Form 8-K”) which, among other things, included the audited financial statements of Forge Global as of and for the fiscal years ended December 31, 2021 and 2020 (the “Forge Global 2021 Financial Statements”), Management’s Discussion and Analysis of Financial Condition and Results of Operations for Forge Global for the years ended December 31, 2021 and 2020 (the “Forge Global 2021 MD&A”), and Unaudited Pro Forma Condensed Combined Financial Information of Motive and Forge Global as of and for the year ended December 31, 2021 giving effect to the Business Combination and related transactions (the “Pro Forma Financial Information”). The following historical quarterly financial information and data of Forge Global prior to the Business Combination as of and for the periods presented are being furnished supplementally by the Company to provide certain additional quarterly financial information and key business metrics (the “Supplemental Information”). The following Supplemental Information is unaudited, has not been reviewed by the Company’s independent registered public accounting firm, and is subject to change. The Supplemental Information is qualified by in its entirety, and should be read in conjunction with, the Forge Global 2021 Financial Statements and notes thereto, the Forge Global 2021 MD&A and the Pro Forma Financial Information, each of which is included in the Form 8-K, as well as the other information contained or incorporated by reference into the Form 8-K, including the information contained and incorporated by reference in the Form 8-K under the heading “Risk Factors.” Non-GAAP Financial Measures The Supplemental Information includes Adjusted EBITDA, a non-GAAP financial measure. The Company uses Adjusted EBITDA to evaluate its ongoing operations and for internal planning and forecasting purposes. The Company believe that Adjusted EBITDA, when taken together with the corresponding U.S. GAAP financial measure, provides meaningful supplemental information regarding its performance by excluding specific financial items that have less bearing on its core operating performance. The Company considers Adjusted EBITDA to be an important measure because it helps illustrate underlying trends in its business and its historical operating performance on a more consistent basis. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In addition, other companies, including companies in our industry, may calculate similarly titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Adjusted EBITDA as a tool for comparison. A reconciliation is provided in the Supplemental Information for Adjusted EBITDA to net income (loss), the most directly comparable financial measure stated in accordance with U.S. GAAP. Investors are encouraged to review Adjusted EBITDA and the reconciliation of Adjusted EBITDA to net income (loss), and not to rely on any single financial measure to evaluate the Company’s business. The Company defines Adjusted EBITDA as net income (loss), adjusted to exclude: (i) interest expense, net, (ii) provision for or benefit from income taxes, (iii) depreciation and amortization, (iv) share-based compensation expense, (v) change in fair value of warrant liabilities, and (vi) acquisition-related transaction costs.

3 Forge Global, Inc. - Financial Information and Key Business Metrics (Unaudited) (1) Includes Forge Data and Forge Company Solutions fees. ($ in 000s unless otherwise stated) Q1'21 Q2'21 Q3'21 Q4'21 2020 2021 FINANCIAL INFORMATION Operating Results Placement Fee Revenues(1) $ 27,509 $ 32,945 $ 22,940 $ 24,329 $ 29,240 $ 107,723 Custodial Administration Fees 4,546 5,728 4,718 5,341 22,404 20,333 Transaction-Based Expenses (976) (1,616) (582) 140 (3,888) (3,034) Total Revenues, less Transaction-Based Expenses $ 31,079 $ 37,057 $ 27,076 $ 29,810 $ 47,756 $ 125,022 Total Operating Expenses $ 28,853 $ 37,862 $ 32,769 $ 35,327 $ 55,373 $ 134,811 Operating Income (Loss) $ 2,226 $ (805) $ (5,693) $ (5,517) $ (7,617) $ (9,789) Net Income (Loss) $ 938 $ (8,003) $ (5,074) $ (6,360) $ (9,712) $ (18,499) Adjusted EBITDA $ 5,043 $ 6,529 $ (1,339) $ (1,472) $ 2,783 $ 8,761

4 Forge Global, Inc. - Financial Information and Key Business Metrics (Unaudited) ($ in 000s unless otherwise stated) Q1'21 Q2'21 Q3'21 Q4'21 2020 2021 FINANCIAL INFORMATION Non-GAAP Adjusted EBITDA Reconciliation Net Income (Loss) $ 938 $ (8,003) $ (5,074) $ (6,360) $ (9,712) $ (18,499) (+) Interest Expense (Income), Net 553 1,781 (11) (16) 2,405 2,307 (+) Provision For (Benefit From) Income Taxes (8) 4 203 187 (803) 386 (+) Depreciation and Amortization 1,396 1,356 1,385 1,253 2,406 5,390 (+) Share-Based Compensation 1,259 5,892 2,824 2,256 4,906 12,231 (+) Change in Fair Value of Warrant Liabilities 908 5,404 (737) 489 292 6,064 (+) Acquisition-Related Transaction Costs (3) 95 71 719 3,289 882 Adjusted EBITDA $ 5,043 $ 6,529 $ (1,339) $ (1,472) $ 2,783 $ 8,761

5 Forge Global, Inc. - Financial Information and Key Business Metrics (Unaudited) (2) Key performance measures as of and for the full year and quarterly periods of 2021 are based on actual results of operations; key performance measures presented as of and for the year ended December 31, 2020 and for last-twelve-months (LTM) periods for 2021 are prepared on a pro-forma basis, which combines the metrics from Forge and SharesPost’s brokerage business and as if the SharesPost acquisition had occurred at the beginning of the fiscal year 2020. ($ in 000s unless otherwise stated) Q1'21 Q2'21 Q3'21 Q4'21 2020 2021 KEY BUSINESS METRICS (2) Trading Business Pro-forma Placement Fee Revenues - LTM $ 69,820 $ 92,070 $ 96,926 $ 104,689 $ 48,864 $ 104,689 Distinct Private Companies Transacted In - LTM 169 195 202 217 160 217 Distinct Private Companies Transacted In - Period 114 122 96 108 160 217 Number of Trades - LTM 4,445 5,169 4,979 4,890 3,448 4,890 Number of Trades - Period 1,514 1,370 1,022 984 3,448 4,890 Transaction Volume ($B) - LTM $ 2.4 $ 3.0 $ 3.0 $ 3.2 $ 1.9 $ 3.2 Transaction Volume ($B) - Period $ 0.8 $ 0.9 $ 0.7 $ 0.8 $ 1.9 $ 3.2 Net Take Rate -LTM 2.1% 2.6% 3.1% 3.3% 2.6% 3.3% Net Take Rate -Period 3.5% 3.4% 3.3% 2.9% 2.6% 3.3%

6 Forge Global, Inc. - Financial Information and Key Business Metrics (Unaudited) (2) Key performance measures as of and for the full year and quarterly periods of 2021 are based on actual results of operations; key performance measures presented as of and for the year ended December 31, 2020 and for last-twelve-months (LTM) periods for 2021 are prepared on a pro-forma basis, which combines the metrics from Forge and SharesPost’s brokerage business and as if the SharesPost acquisition had occurred at the beginning of the fiscal year 2020. (3) Represents end of period value. Includes both CaaS and Alt IRA accounts. ($ in 000s unless otherwise stated) Q1'21 Q2'21 Q3'21 Q4'21 2020 2021 KEY BUSINESS METRICS (2) Custody Business Total Accounts (3) 1,787,208 1,880,564 1,985,235 2,124,677 1,574,211 2,124,677 Assets Under Custody ($B)(3) $13.8 $14.6 $14.5 $14.3 $13.3 $14.3